LOSS PER SHARE	12 Months Ended
Dec. 31, 2018
LOSS PER SHARE [Abstract]
LOSS PER SHARE
NOTE 12 – LOSS PER SHARE

Basic loss per share is calculated by dividing net (loss) income for period by the weighted-average number of common shares outstanding for each period. In computing dilutive loss per share, basic loss per share is adjusted for the assumed issuance of all applicable potentially dilutive warrants and share-based awards, including common stock options and restricted stock.

Below are basic and diluted net loss per share for the periods indicated:

	Year Ended December 31, 2018	Period from February 1, 2017 to December 31, 2017

Net loss for basic and diluted loss per common shares (in thousands)	(7,244)	(10,174)

Shares:
Weighted-average common shares outstanding – basic and diluted	25,484,386	17,227,682

Net loss per common share - basic and diluted	$(0.28)	$(0.59)

The computation of diluted loss per share above excludes the effect of 2.9 million options to purchase shares of the Company’s common stock, 21.2 thousand restricted stock units and 9.0 million warrants underlying shares of Company stock from diluted weighted-average shares outstanding for the year ended December 31, 2018 because the inclusion of these would be anti-dilutive. There were no outstanding options to purchase shares of Company stock or warrants underlying shares of Company stock for the Successor period from February 1, 2017 through December 31, 2017.